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                                    NUMBER
                                   FBU 44306

                              CENDANT CORPORATION

                                CORPORATE SEAL
                                     1974
                                   DELAWARE

                          AMERICAN BANK NOTE COMPANY

                                 COMMON STOCK
                                Par Value $.01

                                 COMMON STOCK
                                Par Value $.01

                             INCORPORATED UNDER THE
                         LAWS OF THE STATE OF DELAWARE

                       THIS CERTIFICATE IS TRANSFERABLE
                            IN NEW YORK, NEW YORK
                       AND RIDGEFIELD PARK, NEW JERSEY

                                    SHARES

                               CUSIP 151313 10 3

                     SEE REVERSE FOR CERTAIN DEFINITIONS

                         [LOGO]  CENDANT CORPORATION

THIS CERTIFIES THAT
                                   SPECIMEN
IS THE OWNER OF

         FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Cendant Corporation transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and By-laws of the Corporation and all amendments thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED
    ChaseMellon Shareholder Services, L.L.C.
        TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

Secretary

Chairman of the Board
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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common        UNIF GIFT MIN ACT -- .... Custodian......
                                                         (Cust)         (Minor)
TEN ENT -as tenants by the entireties           under Uniform Gifts to Minors

JT TEN  -as joint tenants with right
         of survivorship and not as              Act....................
         tenants in common                               (State)
      Additional abbreviations may also be used though not in the above list

   For value received,..............hereby sell, assign and transfer unto.

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFICATION NUMBER OF ASSIGNEE

 ..............................................................................

 ..............................................................................
     Please print or typewrite name and address including postal zip code of assignee

 ..............................................................................

 ..............................................................................

 ........................................................................Shares
of the Common Stock  represented by the within Certificate, and do hereby irrevocably constitute and appoint............................................

 ..............................................................................
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ........................

                               ...............................................

   NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

        ......................................................................
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
        WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
        WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

        ......................................................................
SIGNATURE(S) GUARANTEED: THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
                         GUARANTOR INSTITUTION (BANKS, STOCKHOLDERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.